                                                                    Exhibit 10.6

                             DISTRIBUTION AGREEMENT
                                       OF
                     JUJIAN JINJIANG PACIFIC SHOES CO., LTD.
                             (English Translation)

Party A: Fujian Jinjiang Pacific Shoes Co., Ltd.
Party B: Wang Qinghe, Guangxi Province

For the purpose of promoting the sale of products with Bepure brand ("Products")
in the territory  agreed by the Parties hereto,  expanding the share of products in such territory and deepening the  cooperation of the Parties,  subject to the
Contract  Laws of the  People's  Republic  of China,  Party A and Party B shall, under the  principles  of free will and  co-benefit,  enter  into the  following agreement upon amiable negotiation:

1    PRECONDITIONS OF PARTY B

1.1  Party B shall  provide  its I.D.  card or  business  license and the copies thereof, and shall be liable for the truthful of such materials;

1.2  Party B shall pay RMB1.05  million as  prepayment  within 5 to 25 days upon the  signature  or seal  on this  Agreement,  Party  A may  terminate  this
     Agreement if Party B fails to observe the said provisions;

1.3  Funds used by Party B for the  distribution of Party A's products shall not be less than RMB1.8 million;

1.4  Party B shall  provide at least 85  outlets  with  terminal  images for the distribution of products with Baopiao brand; and

1.5  The dimensions of distribution  office of Party B shall not be less than 30
     m2, which shall exhibit the products hereto.

2    TERRITORY

2.1  Party A authorizes  Party B distribute  the products and Party B shall make wholesale or retails in the territory of Guangxi Province ("Territory ") as referred below:

                                    Territory

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     The blank in such form shall be completed correspondingly.

2.2  Party A represents that Party B shall be the exclusive  distributor in such territory  and may not  authorize  any  other  individual  or entity as the distributor of the products.

2.3  Party B shall carry out marketing progress in the territory within 3 months upon the date of this Agreement; otherwise, Party A may authorize any other individual or entity to market the territory un-marketed by Party B.

3    TERM

3.1  The term of this  Agreement  ("Term")  shall be one years  commencing  from
     April 30, 2009 to April 30, 2010.

4    SALES TARGET

4.1  The sales  target  should be  fulfilled by Party B within the term shall be
     RMB7.1 million, which shall be calculated as the payment made to Party A to
     Party B for the products purchased.

4.2  Any or all preferential  policies of Party A shall be applied to Party B if such sales target has been fulfilled.

5    EXPENSES AND PAYMENT TERM

5.1  All  products  distributed  by Party B shall be  purchased  from Party A at factory prices.

5.2  Party B shall be  obligated  to fulfill the annual  sales  target and shall guarantee  that at least 95% of the payment for the products  sold shall be made prior to April 30, 2010, if fails,  (i) no award referred herein shall be granted to Party B; and (ii) Party A may  terminate  this  Agreement and require the compensation therefrom.

5.3  Transport.  All  expenses  arising  from  the  transport  of  products  and ancillaries,  including the insurance expenses,  handling fees or the costs for the  return  of  products,  shall be  borne  by Party B.  Party B shall designate  the  freight  terminal  within  Jinjiang  City as carrier and as consignee.  All risks and liabilities  arising from such transport shall be transferred  to Party B upon the  products  provided  by Party A have  been delivered to such freight terminal as designated by Party B.

6    CREDIT LINE AND PREFERENTIAL POLICY

6.1  Credit Line. For the purpose of assisting the marketing  program  conducted by Party B, Party A  establishes  a credit  line for Party B subject to the market conditions.

6.2  The credit line thereof shall be RMB0.85 million. Any order issued by Party
     B shall not be accepted  and Party A may suspend the delivery to Party B if such credit line is overdrawn, Party A may accept such order and affirm the corresponding  quantity and  delivery  date only upon the breach of Party B thereof has been rectified.

6.3  Party A may make annual  registration  and review on the credit of Party B,
     Party A may adjust or terminate  the credit line provided to Party B if the credit of Party B fails to  satisfy  the  requirements  of Party A, in such event, any annual preferential support may not be enjoyed by Party B.

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7    STATEMENT OF ACCOUNT

7.1  The Parties may establish the  Account-checking  System.  Party A shall fax the invoice list indicating the amounts outstanding of yesterday to Party B for review and if  correct  upon such  review,  Party B shall  affirm  such invoice list with  signature  and fax the same in the same day and mail the original copy to Party A thereafter.

7.2  Party  A  shall,  prior  to the  6th day of  each  month,  fax or mail  the statement of account to Party B and Party B shall,  prior to the 8th day of the same month,  fax the signed and  affirmed  statement  of account or all evidences  supporting its demur to such statement of account to Party A and mail the original copies to Party A thereafter, if Party B fails to fulfill the same, it shall  constitute  the acceptance of such statement of account by Party B.

8    ORDER, RETURN OR REPLACEMENT OF PRODUCT

A.   PURCHASE ORDER

8.1  Party A shall  deliver  the  products  to  Party B in  accordance  with the purchase order issued and signed by Party B.

8.2  Party A shall  notify  Party B within 3 days upon the  receipt of  purchase order  issued by Party B if the same fails to be fulfilled by Party A, then such purchase order shall be amended  correspondingly  upon the negotiation of the Parties.

8.3  Party B may not cancel any order  issued to Party A without  the consent of
     Party A.

B.   SUPPLEMENTARY ORDER

8.4  Any products or its delivery  date under the  supplementary  order shall be agreed by the Parties.  Any such supplementary order faxed shall prevail if there is any dispute.

C.   RETURN OF PRODUCT

8.5  No  product  supplied  by  Party  A  may  be  returned  except  those  with substantial quality defect or imperfection.

8.6  Party A may refuse to accept any product  returned by Party B by  violating the said  stipulations and all expenses arising therefrom shall be borne by
     Party B, provided, however, Party A may provide assistances to the transfer of products between or among different territories.

8.7  Party A shall  accept  any  product  returned  by  Party B and  assume  the corresponding expenses if the same is defective, provided

     a.   Party B has made the list for such defective  products  collected from points  of sale  and  completed  the  Application  for the  Return  of
          Defective  Products  indicating the number,  color,  ex-factory  date, defects and return  time of such  products,  in such  event,  the said product shall be returned upon the acceptance of such Application;

     b.   Party B has kept the box, package, invoice, certificate of quality and the said approval of such products returned for the review by Party A,

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          if fails, Party A may refuse to accept such products returned; and

     c.   Party A shall, upon receipt of such products,  confirm its defects and determine  the  reasons.  Party A shall notify Party B if such defects are due to the  negligence  of Party A or refuse  such  return if such defects are due to the reason of Party B or any formalities  necessary is not fulfilled by Party B.

9    ADVERTISING AND SUPPORT POLICY

A.   ADVERTISING POLICY

9.1  Party A shall provide all  necessary  advertising  materials  including the guideline for the  decoration of franchised  store,  stop board or business feature film,  shall support the promotion  programs carried out by Party B within the  territory  and assume  certain  expenses for such  promotion as agreed by the Parties.

9.2  Any billboard, car card or outdoor advertising carried out by Party B shall be subject to the  submission of  Application of Advertising by Party B and approval made on the same by Party A.

9.3  If any expense arising from such  advertising is required to be indemnified by Party A, Party B shall provide the formal invoice, contract,  photograph and sample of such  advertisements  to be  checked,  if fails,  Party A may refuse such indemnification.

B.   TERMINAL EXPENSES

9.4  The shelves and cash desks of Party B's franchise  stores shall be provided by Party A and all expenses  arising  therefrom  shall be borne by Party B;
     and

9.5  The decoration of terminal shops of Party B shall be carried out by Party B in  accordance  with the  requirements  listed in the  materials  and disks provided by Party A.

10   INCENTIVE POLICY

     Party B shall  be  obligated  to  provide  the  feedback  information,  the information  concerning  the hot  sale  of  competitors'  products  and the samples,  and assist Party A to develop the right  products.  Party A shall make awards to Party B if any  information  provided is accepted and market profit has been acquired therefore.

11   MANAGEMENT RULES

11.1 Party B shall carry out its business operations within the territory.

11.2 Party B may not distribute the products  outside the territory;  otherwise, it shall constitute the CROSS REGION SALE of Party B.

11.3 Party B shall  enforce the market rules  provided by Party A and  implement
     the  appropriate   measures  to  prevent  the  Cross  Region  Sale  by  its
     sub-distributors.

11.4 Party B may submit complaint to Party A if any Cross Region Sale is made by any other  distributor and shall designate  personnel to assist Party A for the investigation of the products related and its source.

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11.5 Party B shall repurchase all products under any Cross Region Sale conducted by Party B within 7 days, if Party B fails to observe the said  provisions,
     Party A shall  designate  its  personnel  to handle the same,  all expenses arising therefrom,  including but not limited to the expenses for travel or repurchase  of Products,  shall be borne by Party B which shall be deducted from the payment due to Party B, in addition,  all products  repurchased by
     Party A shall be owned by Party A.

11.6 Party A may suspend one week's  supply if the second  Cross  Region Sale is made by Party B, while at the third  Cross  Region Sale by Party B, Party A may suspend two weeks' supply, claim the damages as CNY 5,000 and terminate the exclusive distributor rights within the territory.

12   RIGHTS AND OBLIGATIONS

A.   RIGHTS AND OBLIGATIONS OF PARTY A

12.1 Party A shall  provide the  marketable  products  with good  qualities  and continually  develop new  products to satisfy the market  requirements  and safeguard the interests of distributor.

12.2 Party A shall, at its best efforts,  to provide the  advertising  materials quarterly for the products;

12.3 Party A may check and  supervise  the  pricings  of Party B, in any  event,
     Party B shall sell the products at the prices  suggested by Party A and may not make any authorized increasing or decreasing.

B.   RIGHTS AND OBLIGATIONS OF PARTY B

12.4 During  the term and any other time  thereafter,  Party B is  obligated  to inform Party A if any  counterfeit  products or the  infringement of Bepure brand is found and provide the necessary assistances.

12.5 Party A may not transfer or assign the distribution rights hereunder to any third party without the prior  written  consent of Party A, the Parties are the independent contractors,  all businesses or transactions carried out by
     Party B shall be the independent acts of Party B, which shall not incur any legal or economic liabilities to Party A.

12.6 Any  formalities or expenses of Party B arising from the fulfillment of tax obligations shall be the sole obligation of Party B.

12.7 Any related materials or certificates provided by Party A shall not be used by Party B for any other purposes  except the  distribution  hereunder,  if
     Party B fails  to  observe  the said  provisions,  all  legal  or  economic liabilities  arising therefrom shall be borne by Party B. In no event Party
     B may provide any guarantee on behalf of Party A.

12.8 During  the term and any  other  time  thereafter,  Party B shall  keep the secret of all confidential information acquired from Party A, including but not limited to the trade secrets related to the product development, market program and distribution strategies etc.

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13    LIABILITY

     Either Party  ("Innocent  Party") may terminate  this Agreement and require the other Party ("Breaching Party") to pay RMB 0.3million as damages if

13.1 Party B, as Breaching Party,  fails to accept the products ordered with the time limit agreed upon the conclusion of Purchase Contract;

13.2 The Breaching Party terminate this Agreement unilaterally during the term;

13.3 Party B, as  Breaching  Party,  violates  the  pricing or any other  market policies which disorder the distribution market of Party A;

13.4 Party  B,  as  Breaching  Party,  fails  to  return  the  logos,  adverting materials,  handbooks, bill of sale, special stamp or any other instruments or samples upon the expiration of term hereof;

13.5 Party B, as Breaching Party,  fails to observe the state policies,  laws or regulations and is adjudicated to shut off or suspend business operations;

13.6 For  the  purpose  of  illegal  benefits,  Party  B,  as  Breaching  Party, distribute the counterfeit products or use the trademark of Party A without the prior written consent of Party A; or

13.7 Party B fails to observe the obligations hereunder,  in such event, Party A may suspend the delivery of products or terminate this Agreement.

14   EXPIRATION OR TERMINATION

14.1 Either  Party  shall  make  written  notice  at least 1 month  prior to the expiration  hereof  to the  other  Party if it is  intended  to renew  this
     Agreement.

14.2 Upon the expiration or termination hereof for any causes

     a.   Party B shall return all materials, certificates, stamps, instruments, advertising materials, bill of sale and any other information provided by Party A;

     b.   Party  B  shall  cease  the use of all  trademarks,  logos,  promotion materials, shelves and materials; and

     c.   Party B  shall  inspect  the  accounts  with  Party  A  within  5 days thereafter and pay all amounts  outstanding  within 60 days, if fails, damages  shall  be paid to  Party A  calculated  as 1% of the  amounts unpaid per each day delayed.

15   MISCELLANEOUS

15.1 The  corresponding  market  management rules provided by Party A during the term hereof shall be the Schedule of this  Agreement  and shall be observed by Party B.

15.2 Without the written authorization of Party A, no employee may not borrow or collect of any amounts from or require the transfer of products  from Party
     B or its  sub-distributor  or  terminal  operators,  if fails,  all  losses suffered therefrom shall be borne by Party B solely.

15.3 Any  change  to the name and  number  of bank  account  of Party A shall be subject to the written notice issued by the General Manager of Party A.

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15.4 As a form contract,  except the blank may be completed in handwriting,  all other  contents shall be printed,  any amendment  thereof shall be null and void without the  affirmations  of Party A and Party B with  signatures  or common seal.

15.5 Any dispute  between the Parties  hereto shall be settled  through  amiable negotiation, if fails, either Party may bring a lawsuit before the People's
     Court where Party A is located.

15.6 Any issues unmentioned herein shall be subject to the separate  negotiation of the Parties and supplementary agreement.

This Agreement shall be executed in duplicate;  each Party shall have one, which shall come into effect upon the signatures or seals by the Parties hereto.

             Party A                                            Party B

Name: Jujian Jinjing Pacific Shoes Co., Ltd. (seal)     Name: /s/ Wang Qinghe

Address:                                                Address: Guangxi Nanning

Legal Representative: /s/ Li Haiting                    Legal Representative: